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                                                                    EXHIBIT 10.1


                               SECOND AMENDMENT
                        TO LOAN AND SECURITY AGREEMENT


        SECOND AMENDMENT, dated as of June 21, 2001 (this "Amendment"), to the Loan and Security Agreement, dated as of April 10, 2001, as amended by the First Amendment, dated as of May 24, 2001 (as so amended, the "Loan Agreement"), by and among, on the one hand, the lenders identified on Annex I hereto under the caption "Continuing Lenders" (each a "Continuing Lender" and collectively, the "Continuing Lenders") and the lenders identified on Annex I hereto under the caption "Additional Lenders" (each an "Additional Lender" and collectively, the "Additional Lenders," and together with the Continuing Lenders and their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), ABLECO FINANCE LLC, a New York limited liability company, as co-agent for the Lenders (the "Co-Agent") and, on the other hand, e.spire COMMUNICATIONS, INC., a Delaware corporation, as a debtor and a debtor in possession (the "Borrower"), and the subsidiaries of Borrower that are identified on the signature pages of the Loan Agreement, each as a debtor and a debtor in possession (each individually a "Guarantor" and collectively the "Guarantors").

        WHEREAS, the Borrower, the Guarantors, the Agent, Co-Agent and the Lenders are willing to amend the Loan Agreement to, among other things (i) add the Additional Lenders as Lenders to the Loan Agreement and (ii) amend certain other terms and conditions in the Loan Agreement.

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

                1.1. Definitions in this Amendment. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

                1.2. Existing Definitions. (a) The definition of the term "Adequate Protection Stipulation" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "`Adequate Protection Stipulation' means the Final Order (I) Granting Adequate Protection, (II) Authorizing the Use of Cash Collateral, and (III) Granting on a Final Basis Post-Petition Financing pursuant to Bankruptcy Code Sections 105, 361, 362, 363 and 364 so ordered by the Bankruptcy Court, as in effect on Final Facility Effective Date, and as thereafter, amended, modified or extended from time to time with, in the case of any material amendments or modifications, the consent of the Agent on behalf of the Required Lenders."






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                (b)     The definition of the term "Maximum Revolver Amount" in
Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "`Maximum Revolver Amount' means (i) prior to the Final Facility Effective Date, $15,000,000 and (ii) on and after the Final Facility Effective Date, $60,000,000."

                1.3. Schedule. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth on Annex II attached hereto.

        2. Additional Lenders. (a) On and as of the Final Facility Effective Date, the Continuing Lenders and the Additional Lenders shall provide additional Revolver Commitments to the Borrower, and each Continuing Lender shall sell and assign and the Additional Lenders shall purchase and assume, at the principal amount thereof, such interests in the Revolver Commitments, the Advances and the Letter of Credit Usage outstanding on such date, in each case as shall be necessary in order that, after giving effect to all such increases, assignments and purchases, the Commitments will be as set forth in Annex II to this Amendment, and the Commitments, Advances and Letter of Credit Usage will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Commitments as set forth in Annex II to this Amendment. Such sales, assignments and purchases shall be without recourse, representation or warranty, except that
(i) each Continuing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any adverse claim and (ii) paragraphs 2, 3 and 5 of Exhibit A-1 to the Loan Agreement are hereby incorporated by reference as if set forth herein and each Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

                (b) On the Final Facility Effective Date, (i) the Additional Lenders shall pay the purchase price for the Advances purchased by it pursuant to paragraph (a) of this Section 2 by wire transfer of immediately available funds to the Agent, not later than 12:00 p.m. California time, and
(ii) the Agent shall promptly pay to each Continuing Lender the purchase price for Advances sold by it pursuant to paragraph (a) of this Section 2, out of the amounts received by it pursuant to clause (i) of this paragraph (b), by wire transfer of immediately available funds to an account designated by such Continuing Lender.

                (c) Borrower and Guarantors hereby consent to the addition of the Additional Lenders, to the increase in the Revolver Commitments and to the sales, assignments and purchases provided for in paragraphs (a) and (b) of this Section 2 and agree that the Continuing Lenders and the Additional Lenders shall have all of the rights of a Lender under the Loan Agreement with respect to the increase in the Commitments provided by it pursuant to such paragraphs and the Additional Lenders shall have all of the rights of a Lender under the Loan Documents with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Final Facility Effective Date, the Additional Lenders will be parties to the Loan Agreement, agree to be bound by the terms and conditions of the Loan Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Loan Agreement and the Loan Documents.






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        3.      Conditions. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lenders as hereafter referred to as the "Amendment Effective Date"):

                (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                        (i) a letter agreement between the Agent and each of the Additional Lenders, duly executed by each Additional Lender; and

                        (ii) such other agreements, instruments and other documents as the Agent may reasonably request.

                (c) Final Facility Effective Date. Each of the conditions set forth in Section 3.3 of the Loan Agreement shall have been satisfied prior to or simultaneously with this Amendment (which satisfaction may be as a result of the effectiveness of this Amendment).

                (d) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified copies of documents as the Agent or such counsel may reasonably request.

        4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                (a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date); and no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms.





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                (b)     Such Loan Party (i) is duly organized and existing and
in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                (c) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party's charter or by-laws or any applicable law.

                (d) The execution, delivery, and performance by such Loan Party of this Amendment and the performance of the Loan Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, except for the approval of the Bankruptcy Court pursuant to the Orders and except to the extent any such registration, consent, approval, notice or other action is not required by reason of the Orders or the Bankruptcy Code.

                (e) Subject to the approval of the Bankruptcy Court pursuant to the Orders, this Amendment and the Loan Agreement, as amended by this Amendment, when executed and delivered by each Loan Party will be the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms.

        5.      Miscellaneous.

                (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.







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                (c)     Headings. Section headings herein are included for
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York except to the extent governed by the Bankruptcy Code.

                (e) Costs and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of each Agent in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                (f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.







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                                   ANNEX I


Continuing Lenders:

Foothill Capital Corporation
Ableco Finance LLC
George Schmitt


Additional Lenders:

The CIT Group/Business Credit, Inc.



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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                    Borrower:
                    --------

                    e.spire COMMUNICATIONS, INC.,
                    a Delaware corporation


                    By /s/ CHRISTOPHER J. RESAVY
                       -------------------------------
                        Title:


                    Guarantors:
                    ----------

                    e.spire Finance Corporation,
                       a Delaware corporation
                    ACSI Network Technologies, Inc.,
                       a Maryland corporation
                    e.spireDATA, Inc.,
                       a Maryland corporation
                    ACSI Local Switched Services, Inc.,
                       a Maryland corporation
                    ACSI Long Distance, Inc.,
                       a Maryland corporation
                    e.spire Leasing Corporation,
                       a Maryland corporation
                    American Communication Services of Albuquerque, Inc.,
                       a Delaware corporation
                    American Communication Services of Amarillo, Inc.,
                       a Maryland corporation
                    American Communication Services of Atlanta, Inc.,
                       a Maryland corporation
                    American Communication Services of Austin, Inc.,
                       a Delaware corporation
                    American Communication Services of Baton Rouge, Inc.,
                       a Maryland corporation
                    American Communication Services of Birmingham, Inc.,
                       a Delaware corporation
                    American Communication Services of Charleston, Inc.,
                       a Delaware corporation
                    American Communication Services of Chattanooga, Inc.,
                       a Delaware corporation
                    American Communication Services of Colorado Springs, Inc.,
                       a Maryland corporation
                    American Communication Services of Columbia, Inc.,
                       a Delaware corporation






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                    American Communication Services of Columbus, Inc.,
                       a Maryland corporation
                    American Communication Services of Corpus Christi, Inc.,
                       a Maryland corporation Inc.
                    American Communication Services of Dallas, Inc.,
                       a Maryland corporation
                    American Communication Services of D.C., Inc.,
                       a Maryland corporation
                    American Communication Services of El Paso, Inc.,
                       a Delaware corporation
                    American Communication Services of Fort Worth, Inc.,
                       a Delaware corporation
                    American Communication Services of Greenville, Inc.,
                       a Delaware corporation
                    American Communication Services of Irving, Inc.,
                       a Maryland corporation
                    American Communication Services of Jackson, Inc.,
                       a Maryland corporation
                    American Communication Services of Jacksonville, Inc.,
                       a Maryland corporation
                    American Communication Services of Kansas City, Inc.,
                       a Maryland corporation
                    American Communication Services of Las Vegas, Inc.,
                       a Maryland corporation
                    American Communication Services of Lexington, Inc.,
                       a Delaware corporation
                    American Communication Services of Little Rock, Inc.,
                       a Delaware corporation
                    American Communication Services of Louisiana, Inc.,
                       a Delaware corporation
                    American Communication Services of Louisville, Inc.,
                       a Delaware corporation
                    American Communication Services of Maryland, Inc.,
                       a Maryland corporation
                    American Communication Services of Miami, Inc.,
                       a Maryland corporation
                    American Communication Services of Mobile, Inc.,
                       a Delaware corporation
                    American Communication Services of Montgomery, Inc.,
                       a Maryland corporation
                    American Communication Services of Pima County, Inc.,
                       a Delaware corporation
                    American Communication Services of Rio Rancho, Inc.,
                       a Maryland corporation
                    American Communication Services of Roanoke, Inc.,
                       a Maryland corporation





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                    American Communication Services of San Antonio, Inc.,
                       a Delaware corporation
                    American Communication Services of Savannah, Inc.,
                       a Maryland corporation
                    American Communication Services of Shreveport, Inc.,
                       a Maryland corporation
                    American Communication Services of Spartanburg, Inc.,
                       a Maryland corporation
                    American Communication Services of Tampa, Inc.,
                       a Maryland corporation
                    American Communication Services of Tulsa, Inc.,
                       a Maryland corporation
                    American Communication Services of Virginia, Inc.,
                       a Virginia corporation
                    American Communication Services International, Inc.,
                       a Delaware corporation
                    ACSI Local Switched Services of Virginia, Inc.,
                       a Virginia corporation
                    Cybergate, Inc.,
                       a Florida corporation
                    FloridaNet, Inc.,
                       a Florida corporation


                    Each by: /s/CHRISTOPHER J. RESAVY
                            ----------------------------------------
                             Title:





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                         Agents and Continuing Lenders:
                         -----------------------------

                         FOOTHILL CAPITAL CORPORATION


                         By   /s/
                           ------------------------------------------
                            Title: Vice President


                         ABLECO FINANCE LLC


                         By  /s/ KEVIN GARCIA
                           ------------------------------------------
                            Title: Senior Vice President


                         Continuing Lenders:
                         ------------------


                         /s/ GEORGE SCHMITT
                         --------------------------------------------
                         GEORGE SCHMITT


                         Additional Lenders:
                         ------------------


                         THE CIT GROUP/BUSINESS CREDIT, INC.


                         By  /s/ JAMES A. BRENNAN, JR.
                           ------------------------------------------
                            Title: Vice President